Political Prediction Markets: A Structural Growth Opportunity February 19, 2026

Safe Harbor Statement Certain statements herein may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include: FiscalNote's ability to successfully execute on its strategy to achieve and sustain organic growth through a focus on its core Policy business, including risks to FiscalNote's ability to develop, enhance, and integrate its existing platforms, products, and services, bring highly useful, reliable, secure and innovative products, product features and services to market, attract new customers, retain existing customers, expand its products and service offerings with existing customers, expand into geographic markets or identify other opportunities for growth; FiscalNote’s ability to successfully launch new product and service offerings in, or otherwise achieve the expected benefits of its expansion into, political and policy prediction markets; FiscalNote's future capital requirements, as well as its ability to service its repayment obligations and maintain compliance with covenants and restrictions under its existing debt agreements; the risk that further U.S. government shutdowns or other public sector funding disruptions impact FiscalNote’s ability to enter into or renew public sector subscription contracts or generate advertising and events revenue as anticipated; concentration of revenues from U.S. government agencies, changes in the U.S. government spending priorities, dependence on winning or renewing U.S. government contracts, delay, disruption or unavailability of funding on U.S. government contracts, and the U.S. government's right to modify, delay, curtail or terminate contracts; demand for FiscalNote’s services and the drivers of that demand; the impact of cost reduction initiatives undertaken by FiscalNote; risks associated with international operations, including compliance complexity and costs, increased exposure to fluctuations in currency exchange rates, political, social and economic instability, and supply chain disruptions; FiscalNote’s ability to introduce new features, integrations, capabilities, and enhancements to its products and services, as well as obtain and maintain accurate, comprehensive, or reliable data to support its products and services; FiscalNote's reliance on third-party systems and data, its ability to integrate such systems and data with its solutions and its potential inability to continue to support integration; FiscalNote’s ability to maintain and improve its methods and technologies, and anticipate new methods or technologies, for data collection, organization, and analysis to support its products and services; potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents that affect FiscalNote’s networks or systems or those of its service providers; competition and competitive pressures in the markets in which FiscalNote operates, including larger well-funded companies shifting their existing business models to become more competitive with FiscalNote; FiscalNote’s ability to comply with laws and regulations in connection with selling products and services to U.S. and foreign governments and other highly regulated industries; FiscalNote’s ability to retain or recruit key personnel; FiscalNote’s ability to adapt its products and services for changes in laws and regulations or public perception, or changes in the enforcement of such laws, relating to artificial intelligence, machine learning, data privacy and government contracts; adverse general economic and market conditions reducing spending on our products and services; the outcome of any known and unknown litigation and regulatory proceedings; FiscalNote’s ability to maintain public company-quality internal control over financial reporting; and FiscalNote’s ability to protect and maintain its brands and other intellectual property rights. These and other important factors discussed in FiscalNote’s SEC filings, including its most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports, could cause actual results to differ materially from those indicated by the forward-looking statements herein. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Trademarks & Use of Data Trademarks FiscalNote owns or has rights to various trademarks, service marks and trade names it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with FiscalNote or an endorsement or sponsorship by or of FiscalNote. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that FiscalNote will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Data This presentation contains information concerning FiscalNote’s products, services and industry, including market size and growth rates of the markets in which FiscalNote participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. This modeling data is subject to change. FiscalNote has not independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by FiscalNote, while believed by FiscalNote to be reliable, are based on limited sample sizes and have not been independently verified by FiscalNote. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which FiscalNote operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by FiscalNote. FiscalNote assumes no obligation to update such information.

Rapidly Scaling Market at an Inflection Point

Prediction markets are emerging as a meaningful new category for outcome-based insight, driven by growing interest in policy decisions and demand for real-time, data-driven forecasting.

Trading Volume & Open Interest (2024-2025E)

Volume scaling rapidly; open interest accumulating



Open Interest
Trading Volume
$13B
$9B
$44B
$150B
2024
2025
2026E

Political and macroeconomic contracts are increasingly central to this expansion:

- ~$7.2B of 2025 volume came from political markets.
- Non-election political markets generated ~$3.5B in 2025, signaling activity beyond major election cycles.
- Political and macro contracts hold ~2.5× more open interest than sports contracts on Kalshi.

Long-term U.S. market volume is estimated in the hundreds of billions, potentially approaching $1T+ in a mature state.

While major events continue to drive periodic surges, baseline liquidity has strengthened throughout the year – supporting the view that prediction markets are evolving into a durable and expanding financial category.

Source: 365Prediction U.S. Political Prediction Markets Market Report (Feb 2026)

FISCALNOTE 4

Political Markets Now Drive Sustained Year-Round Liquidity

Year-Round Demand Beyond Election Cycles

While the 2024 presidential election generated $3.7B+ in volume, the more important signal is the emergence of sustained non-election liquidity. In 2025 alone:

- Central bank policy contracts exceeded $1.5B in volume.
- Legislative, fiscal, judicial, and geopolitical contracts traded consistently throughout the year.
- Leading platforms maintained strong monthly engagement even outside major events.

Institutional Validation & Regulatory Momentum

- Intercontinental Exchange ("ICE", NYSE parent) made a multibillion-dollar strategic investment in Polymarket.
- Prediction probabilities are being distributed via ICE and Dow Jones products.
- Bloomberg has integrated prediction market data into the Terminal.
- The CFTC has signaled a constructive regulatory posture toward event contracts and dropped its appeal on election derivatives.

Together, these developments suggest that political prediction markets are gaining credibility, visibility, and structural support.

Sources: ICE press release (2025); Sidley Austin, "U.S. CFTC Signals Imminent Rulemaking on Prediction Markets" (Feb 2026); 365Prediction Market Report (Feb 2026).

FISCALNOTE 5

From Retail Trading to Institutional Risk Infrastructure: The Structural Shift in Prediction Markets

1 Phase 1: Retail-Driven Adoption (Today)

- Speculation around elections and sports
- ~$44–$63B annualized volume in 2025
- High engagement, improving liquidity
- Early monetization through transaction fees

2 Phase 2: Institutional Integration (Emerging)

- Hedging of policy, regulatory, and macro risks
- Binary event risk exposure not priced in traditional markets
- Integration into brokerage and risk-management systems
- Prediction probabilities distributed as financial benchmarks
- Data and benchmarks become monetizable infrastructure

Market Asymmetry


Prediction Markets
~$50B
Global Derivatives
~$845T

Even minimal integration into institutional derivatives workflows would imply a market several multiples larger than today's ~$50B annual volume.

Sources: Bank for International Settlements (global derivatives data); publicly reported platform trading volumes; Bloomberg/WSJ reporting; company disclosures; industry research (2024–2025).

FISCALNOTE 6

Leveraging FiscalNote's Core Strengths in an Expanding Category

Unmatched Depth and Breadth of Policy Expertise	**Market Design & Resolution**	FiscalNote's policy and regulatory expertise enables clearer market design and more credible resolution of complex political outcomes. In a category where ambiguity can undermine confidence, disciplined definitions and settlement standards become meaningful differentiators.
Proprietary Data, Intelligence, and Analytics	**Forecasting & Signal Layer**	Comprehensive policy intelligence and AI-driven analytics support subscription-based forecasting products and structured policy signals. This positions the company to monetize insight alongside — and not solely through — trading activity.
Built-In Audience of Policy Professionals	**Credible Early Adoption**	An established ecosystem of policy professionals and advocacy organizations provides a credible foundation for early participation. This enables informed engagement and supports expansion beyond purely retail-driven activity.
Institutional Trust & Credibility	**Responsible Market Expansion**	A reputation built in high-stakes policy environments reinforces governance, transparency, and accountability. Partnerships — including 365Prediction — enable capital-light participation across infrastructure and product development, supporting disciplined expansion into an adjacent, fast-scaling category.

Political prediction markets rely on structured policy intelligence — an area where FiscalNote has built durable, defensible capabilities over more than a decade.

FISCALNOTE 7

ir@fiscalnote.com